Northwest Horizon Corporation
Unaudited Pro Forma Combined Condensed Balance Sheet
As at December 31, 2004
(Amounts in US Dollars)

                                                   NORTHWEST            DAIRY FRESH
                                                     HORIZON           TECHNOLOGIES      Pro-Forma
                                                 CORPORATION                   LTD.     Adjustments               Combined
                                          -------------------   --------------------  -------------------------------------
                                                           $                      $              $                       $
ASSETS
Current Assets
Cash and cash equivalents                              1,719                 90,578                                 92,297
Accounts receivable                                                          16,722                                 16,722
Prepaid expenses                                                             14,532                                 14,532
                                          ---------------------------------------------------------------------------------
                                                       1,719                121,832                                123,551
                                                                                                                         0
Property and Equipment                                                        6,940                                  6,940
                                          ---------------------------------------------------------------------------------
                                                                                                                         0
                                                       1,719                128,772                                130,491
                                          =================================================================================

Liabilities
Current liabilities
Accounts payable and accrued liabilities              13,407                 50,415         15,000 (a)              78,822
Management contracts payable                                                257,561                                257,561
Convertible debenture loans                                                 135,664                                135,664

                                          ---------------------------------------------------------------------------------
                                                      13,407                443,640         15,000                 472,047
                                          ---------------------------------------------------------------------------------
Stockholders' equity
Common stock                                           3,600                     65         -3,600 (b)                  65
Additional paid-in-capital                            77,400                               -77,400 (b)                   0
Contributed surplus                                                         282,406         92,688 (c)             375,094
Accumulated comprehensive loss                                              -61,702                                -61,702
Deficit accumulated during the development
stage                                                -92,688               -535,637         66,000 (a) (b) (c)    -562,325
                                          ---------------------------------------------------------------------------------
                                                     -11,688               -314,868         77,688                -248,868
                                          ---------------------------------------------------------------------------------

                                                       1,719                128,772                                130,491
                                          =================================================================================

Northwest Horizon Corporation
Unaudited Pro Forma Combined Condensed Statement of Operations
For the year ended December 31, 2004
(Amounts in US Dollars)

                                              NORTHWEST             DAIRY FRESH
                                               HORIZON             TECHNOLOGIES
                                             CORPORATION               LTD.             Eliminations       Consolidated
------------------------------------------------------------------------------------------------------------------------
Revenues                                                0                      0                                      0
                                          ------------------------------------------------------------------------------

Operating expenses
Rent                                                                       6,482                                  6,482
Travel                                                                    46,095                                 46,095
Advertisement                                      11,000                 26,153                                 37,153
Management fees                                                          191,126                                191,126
Office                                             13,198                  6,571                                 19,769
Telecommunications                                                        12,284                                 12,284
Membership fees                                                              785                                    785
Professional fees                                  40,519                 39,462         13,281 (a)              93,262
Interest and bank charges                             162                    482                                    644
Depreciation of property and equipment              2,450                  1,889                                  4,339
Loss on disposal of property and equipment         16,550                                                        16,550
                                          ------------------------------------------------------------------------------
Total operating expenses                           83,879                331,329         13,281                 428,489
                                          ------------------------------------------------------------------------------
                                                                                                                      0
Net loss                                          -83,879               -331,329        -13,281                -428,489
                                          ==============================================================================

NORTHWEST HORIZON CORPORATION
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
STATEMENTS

December 31, 2004

--------------------------------------------------------------------------------

1 - BASIS OF PRO FORMA PRESENTATION

On March 3, 2005, Dairy fresh Technologies Ltd. (Dairy Fresh), a company governed by the Canada Business Corporations Act, consummated a merger of 6351492 Canada Inc. (Canada Inc.), a Canadian corporation and a fully owned subsidiary of Northwest Horizon Corporation (Northwest) with and into Northwest Horizon Corporation, a Nevada corporation, with Northwest as the surviving entity.

In these transactions, each outstanding common Dairy Fresh share was acquired by Canada Inc. in exchange for 9,250,000 shares of Northwest. As a result of these share exchanges, the shareholders of Dairy Fresh now control Northwest. This transaction has been accounted for as a reverse takeover transaction.

This reverse acquisition is treated as a capital transaction in substance since this transaction was accomplished through the use of a non-operating enterprise. No goodwill or intangible assets are recorded following this transaction. This transaction has no financial impact on the Dairy Fresh financial statements except for the expenses incurred to undergo these transactions.

The pro forma balance sheet is not necessarily indicative of the results that actually would have occurred if the merger had been completed on the assumed date, nor are the statements indicative of future combined financial position or operations. The data presented should be read in conjunction with the financial statement of the Company as previously filed under the form 10KSB and the financial statements of Dairy Fresh included in the 8K-A.


2 - PRO FORMA ADJUSTMENTS

    (a) The transaction costs of $15,000 are charged to the deficit to the extent of cash in Northwest ($1,719), the balance was charged to expenses ($13,281).

    (b)  The  book  value  of  the  common   stock   ($3,600)   and   additional
         paid-in-capital ($77,400) of Northwest is transferred to the deficit of Dairy Fresh.

    (c)  The deficit of Northwest is eliminated.